SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND

DWS RREEF Global Real Estate Securities Fund

The following changes are effective on or about May 27, 2013.

Deutsche Asset Management (Hong Kong) Limited will no longer serve as sub-subadvisor to the fund. All references to Deutsche Asset Management (Hong Kong) Limited are hereby deleted.

Please Retain This Supplement for Future Reference

May 22, 2013
SAISTKR-108